NOVEMBER 12, 2015

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD MUNICIPAL INCOME FUND

HARTFORD MUNICIPAL SHORT DURATION FUND

EACH PROSPECTUS DATED JUNE 1, 2015

HARTFORD LONG/SHORT GLOBAL EQUITY FUND

PROSPECTUS DATED MARCH 1, 2015, AS LAST SUPPLEMENTED MAY 7, 2015

(EACH A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

Effective immediately, the above referenced prospectuses are revised as follows:

Under the heading “CLASSES OF SHARES — Investor Requirements — Class A and Class C Shares,” the disclosure is deleted in its entirety and replaced with the following:

Class A Shares — Class A shares are generally available for purchase by all investors other than retirement plans except as described below.

Purchases of Class A shares by certain retirement plans are permitted under the following circumstances:

•                  If the plan is an employer sponsored retirement plan held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third party administrator). Such retirement plans may purchase Class A shares, subject to all applicable sales charges as described in this prospectus.

Class C Shares — Class C shares are generally available for purchase by all investors other than retirement plans.

This Supplement should be retained with your Prospectus for future reference.

HV-7253	November 2015